44296 6/98
           Putnam Europe Growth Fund (the "fund")

  Supplement dated June 26, 1998 to Statement of Additional
                         Information
    dated October 30, 1997, as revised November 21, 1997


In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 10% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to securities determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities; (4) invest in the securities of other registered open-end investment funds or companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; (5) invest more than 5% of the total assets in the securities of any one issuer (other than the U.S. government or other sovereign governments or their agencies or instrumentalities); (6) acquire more than 10% of the outstanding voting securities of any issuer; and (7) together with other mutual funds managed by Putnam Investment Management, Inc., acquire more than 15% of the outstanding voting securities of any issuer.

If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese
Securities Dealers Association as a condition of such qualification.

s:\funds\suppleme\eurjap.doc